EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of BioProgress PLC (the “Company”) for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard Trevillion, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 USC. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Richard Trevillion
Dated: July 21, 2006	Name:	Richard Trevillion
	Title:	Chief Executive Officer